UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.
(a)The semi-annual report, or the Semi-Annual Report of FS Credit Opportunities Corp., or the Fund, for the six months ended June 30, 2023 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSCO Portfolio Highlights

As of June 30, 2023 (unless otherwise noted)

Senior secured debt represented 77% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	52%	Health Care Equipment & Services	15%
Senior Secured Loans—Second Lien	8%	Consumer Services	13%
Senior Secured Bonds	17%	Commercial & Professional Services	11%
Subordinated Debt	7%	Financial Services	9%
Asset Based Finance	6%	Capital Goods	8%
Equity/Other	10%	Energy	7%
		Consumer Discretionary Distribution & Retail	6%
		Consumer Durables & Apparel	5%
		Pharmaceuticals, Biotechnology & Life Sciences	5%
		Software & Services	4%
		Transportation	4%
		Automobiles & Components	3%
		Materials	3%
		Insurance	2%
		Telecommunication Services	2%
		Consumer Staples Distribution & Retail	1%
		Equity Real Estate Investment Trusts (REITs)	1%
		Food, Beverage & Tobacco	1%
		Technology Hardware & Equipment	0%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	James F. Volk
President & Chief Executive Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.	Jason Zelesnik
Chief Financial Officer	Chief Operating Officer

Stephen S. Sypherd
Vice President, Treasurer & Secretary

Board of Directors

Michael Forman	Barbara J. Fouss
Chairman	Director
Chairman & Chief Executive Officer	Executive Director
FS Investments	Gravina Family Office

Keith Bethel	Philip E. Hughes, Jr.
Director	Director
Partner	Vice-Chairman
Triple B Hospitality Group	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Managing Partner & Co-Chief Investment Officer	President
Seminal Capital Holdings, LLC	Pleasant News, Inc.

Della Clark
Director
President
The Enterprise Center

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—70.7%
Aimbridge Acquisition Co. Inc.	(e)	Consumer Services	S+375	0.0%	2/2/26	$1,990	$1,828	$1,933
Allied Universal Holdco LLC	(e)	Consumer Services	S+475	0.5%	5/12/28	7,500	7,275	7,344
ANCILE Solutions, Inc.	(e)(r)	Software & Services	L+700, 3.0% PIK (3.0% Max PIK)	1.0%	6/11/26	33,623	33,623	34,170
Arrow Purchaser Inc.	(e)	Consumer Discretionary Distribution & Retail	S+675	1.0%	4/15/26	13,433	13,419	12,157
Ascena Retail Group, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail	L+450	0.8%	8/21/22	35,525	12,121	144
Auris Luxembourg III SA	(e)(f)	Health Care Equipment & Services	L+375	0.0%	2/27/26	9,974	9,463	9,468
Aveanna Healthcare LLC	(e)(f)	Health Care Equipment & Services	L+375	0.5%	7/17/28	19,949	17,433	17,123
Belk, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail	10.0%, 0.0% PIK (8.0% Max PIK)		7/31/25	4,726	2,501	656
BridgeBio Pharma, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%, 3.0% PIK (3.0% Max PIK)		11/17/26	20,934	20,714	18,867
BusPatrol LLC	(r)	Commercial & Professional Services	L+725, L+725 PIK (L+1450 Max PIK)	1.5%	9/24/24	31,148	30,520	30,727
BusPatrol LLC	(g)(r)	Commercial & Professional Services	L+725, L+725 PIK (L+1450 Max PIK)	1.5%	9/24/24	762	762	752
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550	0.0%	10/1/25	37,527	33,931	28,098
Chinos Intermediate 2, LLC	(e)	Consumer Discretionary Distribution & Retail	S+800	1.0%	9/10/27	28,530	28,901	27,139
CPC Acquisition Corp.	(e)	Materials	S+375	0.8%	12/29/27	11,700	9,038	8,927
Cresco Labs, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	9.5%		8/12/26	41,000	40,076	35,328
Curia Global, Inc.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	S+375	0.8%	8/30/26	2,704	2,374	2,338
Drive Assurance Corp.	(r)	Insurance	S+1000	1.0%	5/23/28	11,345	11,271	11,047
ECL Entertainment, LLC	(e)	Consumer Services	S+750	0.8%	5/1/28	13,038	12,946	13,153
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	34,412	32,950	33,778
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	4,975	4,791	4,875
GSM Midco, LLC	(r)	Consumer Services	L+725	1.0%	3/25/27	38,000	37,543	36,860
HCH Holdco, Inc.	(r)	Health Care Equipment & Services	S+825	1.0%	4/13/27	32,938	32,123	36,005
LHS Borrower, LLC	(e)	Financial Services	S+475	0.5%	2/16/29	995	852	835
LifeScan Global Corp.	(e)	Health Care Equipment & Services	S+650	1.0%	12/31/26	54,883	52,965	44,822
Lucky Bucks, LLC	(e)	Consumer Services	S+1000		10/6/23	547	478	547
Lucky Bucks, LLC	(e)(i)(p)	Consumer Services	L+750	0.8%	7/30/27	21,289	17,300	6,003
Maverick Gaming, LLC	(e)	Consumer Services	S+750	1.0%	9/3/26	15,215	15,002	11,944
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Medify Air, LLC	(r)	Capital Goods	S+1050	1.0%	12/1/26		$28,383	$28,383	$29,252
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+450	0.0%	11/30/25		2,837	2,519	681
Monitronics International, LLC	(e)(s)	Commercial & Professional Services	S+750	3.0%	6/30/28		51,757	51,757	51,757
Mountaineer Merger Corp.	(e)	Consumer Discretionary Distribution & Retail	L+700	0.8%	10/26/28		14,250	13,921	11,507
Neovia Logistics, LP	(e)	Transportation	S+900	0.5%	11/1/27		45,372	41,374	36,979
New SK HoldCo Sub LLC	(e)	Consumer Services	S+675, 1.5% PIK (1.5% Max PIK)	0.8%	6/30/27		28,623	26,680	25,152
North Atlantic Imports, LLC	(r)	Consumer Durables & Apparel	S+750	0.5%	10/15/26		17,813	17,824	18,236
One Call Corp.	(e)	Health Care Equipment & Services	S+550	0.8%	4/22/27		41,241	39,564	29,899
Powerhouse Intermediate, LLC	(r)	Commercial & Professional Services	L+1025	1.0%	1/12/27		38,397	37,033	37,629
Propulsion Acquisition, LLC	(e)(r)	Capital Goods	S+650	1.5%	7/31/26		24,936	24,808	24,936
Pyxus Holdings Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27		8,156	7,387	7,667
Pyxus Holdings Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27		12,234	9,325	8,319
Retail Services WIS Corp.	(e)	Commercial & Professional Services	L+775	1.0%	5/20/25		13,946	13,720	13,179
S&S Holdings LLC	(e)	Consumer Durables & Apparel	S+500	0.5%	3/11/28		21,957	21,474	19,267
Salt Creek Aggregator HoldCo, LLC	(e)(r)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26		18,430	18,548	18,154
Staples Canada, ULC	(e)(r)	Consumer Discretionary Distribution & Retail	C+700	1.0%	9/12/24	C$	19,751	15,431	15,089
Sungard AS New Holdings III, LLC	(i)(p)(r)	Software & Services	S+375, 3.8% PIK (3.8% Max PIK)	1.0%	7/1/24		$5,968	6,047	449
SuperRego, LLC	(r)	Consumer Services	7.5%, 7.5% PIK (7.5% Max PIK)		7/30/26		16,182	15,935	14,826
Syncapay, Inc.	(e)	Software & Services	L+650	1.0%	12/10/27		30,458	29,546	30,344
TCFIII Owl Finance LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27		52,254	51,519	50,622
TKC Holdings, Inc.	(e)	Consumer Staples Distribution & Retail	L+550	1.0%	5/15/28		5,627	4,805	5,294
TruGreen, LP	(e)(f)	Commercial & Professional Services	S+400	0.8%	11/2/27		8,977	8,187	8,286
United Gaming LLC	(e)(r)	Consumer Services	S+900		6/9/25		45,367	45,114	45,367
United Gaming LLC	(g)(r)	Consumer Services	S+900		6/9/25		1,015	1,015	1,015
Total Senior Secured Loans—First Lien								1,014,116	938,946
Unfunded Loan Commitments								(1,777)	(1,777)
Net Senior Secured Loans—First Lien								1,012,339	937,169

Senior Secured Loans—Second Lien—11.8%
Astro One Acquisition Corp.	(e)	Consumer Durables & Apparel	L+850	0.8%	10/25/29		10,000	8,960	5,270
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Eversana Life Sciences Services, LLC	(e)	Health Care Equipment & Services	L+800	0.5%	12/17/29	$7,000	$6,909	$6,230
First Brands Group, LLC	(e)	Automobiles & Components	L+850	1.0%	3/30/28	9,300	9,159	8,355
LaserShip, Inc.	(e)	Transportation	L+750	0.8%	5/7/29	27,272	27,123	20,454
MLN US HoldCo LLC	(e)(i)(p)	Technology Hardware & Equipment	S+875	0.0%	11/30/26	14,396	13,037	2,735
New Giving Acquisition, Inc.	(r)(s)	Health Care Equipment & Services	12.5%		2/19/28	45,000	44,187	45,056
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	8/21/26	30,000	29,768	28,050
S&S Holdings LLC	(e)	Consumer Durables & Apparel	L+875	0.5%	3/9/29	5,000	5,011	4,250
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	23,486	18,450	19,992
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	3,701	1,996	2,732
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	11/2/28	10,000	9,847	5,950
Women's Care Holdings, Inc.	(e)	Health Care Equipment & Services	S+825	0.8%	1/12/29	8,000	7,875	6,880
Total Senior Secured Loans—Second Lien							182,322	155,954

Senior Secured Bonds—23.2%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	7,500	7,731	7,891
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	10,425
CSVC Acquisition Corp.	(n)(o)	Commercial & Professional Services	7.8%		6/15/25	41,897	36,410	34,146
Digicel International Finance Ltd.	(n)(o)	Telecommunication Services	8.8%		5/25/24	41,249	40,651	37,846
G-III Apparel Group Ltd.	(n)(o)	Consumer Durables & Apparel	7.9%		8/15/25	5,000	4,741	4,855
GPS Hospitality Holding Co. LLC	(n)(o)	Consumer Services	7.0%		8/15/28	5,300	3,582	3,437
Guitar Center, Inc.	(n)(o)	Consumer Discretionary Distribution & Retail	8.5%		1/15/26	37,000	37,147	33,703
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	43,500	43,817	43,226
LHS, LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	33,463	33,139	28,109
Medicine Man Technologies, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	15,965	15,735	13,510
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	24,152
North Atlantic Imports, LLC	(r)	Consumer Durables & Apparel	14.0%, 0.0% PIK (7.0% Max PIK)		11/30/27	25,000	25,016	29,531
North Atlantic Imports, LLC	(g)(r)	Consumer Durables & Apparel	14.0%, 0.0% PIK (7.0% Max PIK)		11/30/27	6,250	6,250	7,383
Sizzling Platter, LLC	(n)(o)	Consumer Services	8.5%		11/28/25	1,900	1,774	1,854
TKC Holdings, Inc.	(n)(o)	Consumer Staples Distribution & Retail	6.9%		5/15/28	15,977	14,871	14,078
Triumph Group Inc.	(n)(o)	Capital Goods	9.0%		3/15/28	5,000	5,000	5,111
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Trulieve Cannabis Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	8.0%		10/6/26	$20,000	$20,000	$14,820
Total Senior Secured Bonds							330,864	314,077
Unfunded Commitments							(6,250)	(6,250)
Net Senior Secured Bonds							324,614	307,827

Subordinated Debt—9.1%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	31,000	30,911	31,788
Advisor Group Holdings, Inc.	(n)(o)	Financial Services	10.8%		8/1/27	20,200	19,390	20,354
Carnival Holdings Bermuda, Ltd.	(n)(o)	Consumer Services	10.4%		5/1/28	3,000	2,958	3,284
Ferrellgas, LP	(n)(o)	Energy	5.4%		4/1/26	21,931	20,416	20,418
Five Point Operating Co., LP	(n)(o)	Equity Real Estate Investment Trusts (REITs)	7.9%		11/15/25	14,121	12,752	12,767
Home Point Capital Inc.	(n)(o)	Financial Services	5.0%		2/1/26	27,483	23,520	24,666
PRA Group, Inc.	(n)(o)	Financial Services	7.4%		9/1/25	6,295	5,899	5,990
PRA Group, Inc.	(n)(o)	Financial Services	8.4%		2/1/28	1,790	1,571	1,623
Total Subordinated Debt							117,417	120,890

Asset Based Finance—8.1%
BCP Great Lakes II - Series A Holdings LP	(r)(s)	Financial Services	13.8%		7/31/30	37,869	37,287	37,727
BCP Great Lakes II - Series A Holdings LP	(g)(r)(s)	Financial Services	13.8%		7/31/30	1,604	1,604	1,598
Bridge Street CLO I Ltd., Subordinated Notes	(m)(n)(r)(s)	Financial Services	10.3%		1/20/34	28,200	24,221	23,887
Bridge Street CLO II Ltd., Subordinated Notes	(m)(n)(r)(s)	Financial Services	14.5%		7/20/34	28,560	25,202	24,270
Bridge Street CLO III Ltd., Subordinated Notes	(m)(n)(r)(s)	Financial Services	13.5%		10/20/34	27,600	27,737	21,144
Total Asset Based Finance							116,051	108,626
Unfunded Commitments							(1,604)	(1,604)
Net Asset Based Finance							114,447	107,022

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—14.2%
Belk, Inc., Common Equity	(e)(i)	Consumer Discretionary Distribution & Retail			579	15	5
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
BusPatrol LLC, Warrants, 12/31/31, Strike: $0.01	(i)(r)	Commercial & Professional Services			6,408	$1,314	$1,936
Carnelian Point Holdings LP, Warrants, 6/30/27, Strike: $10	(e)(i)	Consumer Services			30,146	30	30
Chinos Holdings, Inc., Common Equity	(i)	Consumer Discretionary Distribution & Retail			878,252	9,892	8,563
Chinos Holdings, Inc., Warrants	(i)	Consumer Discretionary Distribution & Retail			412,738	1,446	1,066
Copper Property CTL Pass Through Trust, Common Equity	(i)	Consumer Discretionary Distribution & Retail			159,498	2,632	1,719
Drive Assurance Corp., Common Stock	(i)(r)	Insurance			18,760	19	—
Drive Assurance Corp., Preferred Stock	(r)	Insurance	10.0% PIK (10.0% Max PIK)		1,025	1,025	1,083
Guitar Center, Inc., Preferred Equity	(e)(r)	Consumer Discretionary Distribution & Retail	15.0%		7,218	7,218	5,422
iShares Russell 2000 ETF, Put Option, 8/18/23, Strike: $165	(i)	Financial Services			625	2,873	275
Monitronics International, LLC, Common Equity	(e)(i)(r)(s)	Commercial & Professional Services			997,489	13,517	19,950
Nelson Global Products, Inc., Common Stock	(i)(r)	Automobiles & Components			43,998	1,231	1,761
Nelson Global Products, Inc., Series A Preferred Stock	(i)(r)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc, Common Stock	(i)(r)(s)	Health Care Equipment & Services			188,561	330	42,728
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	(i)(r)(s)	Health Care Equipment & Services			16,667	29	3,777
Penn Foster Inc., Preferred Equity, 10/12/2028	(e)(r)	Consumer Services	L+975 (L+975 Max PIK)	1.0%	59,395	58,537	51,636
Penney Borrower, LLC, Earnouts	(i)	Consumer Discretionary Distribution & Retail			21,267	170	130
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy			457,704	3,618	1,703
Saturn Oil & Gas Inc., Common Equity	(i)	Energy			231,719	439	385
SCM EPIC, LLC, Common Equity	(i)(q)(r)(t)	Energy			34,800	35,861	34,967
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(p)(q)(r)	Energy			27,398	2,449	4,760
SCM Topco, LLC, Series C Common Equity	(i)(q)(r)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(q)(r)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes, 9/15/23	(h)(i)(r)	Consumer Discretionary Distribution & Retail			7	3	—
Selecta Group B.V., Warrants	(h)(i)(r)	Consumer Discretionary Distribution & Retail			98	2	—
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
SPDR S&P 500 ETF Trust, Put Option, 10/20/23, Strike: $370	(i)	Financial Services			825	$6,354	$1,370
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(i)(r)	Consumer Services			139,285	56	3,085
Total Equity/Other						150,328	187,619
TOTAL INVESTMENTS—137.1%						$1,901,467	1,816,481
Credit Facilities Payable—(21.5)%							(285,000)
Term Preferred Shares, at Liquidation Value, Net—(30.0)%							(398,201)
Other Assets in Excess of Liabilities—14.4%	(j)						191,977
NET ASSETS—100.0%							$1,325,257
_________________
C$ – Canadian Dollar.

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(3.8)%
Invesco Senior Loan ETF	(i)	Financial Services	(2,400,000)	$(51,401)	$(50,496)
Total				$(51,401)	$(50,496)

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
iShares Russell 2000 ETF	Put Option	$157	8/18/23	(6,250)	$(1,845)	$(156)
SPDR S&P 500 ETF Trust	Put Option	$350	10/20/23	(8,250)	(4,280)	(908)
Total					$(6,125)	$(1,064)

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/17/23	USD	15,397	CAD	20,500	$(92)
JPMorgan Chase Bank, N.A.	7/17/23	USD	4,653	EUR	4,300	(44)
Total						$(136)
_________________
CAD – Canadian Dollar.
EUR – Euro.
USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2023(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	Barclays Bank PLC	0.6%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	$(126)	$(97)	$(29)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A.	0.6%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(190)	(145)	(45)
Total								$(316)	$(242)	$(74)
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2023, the three-month London Interbank Offered Rate, or LIBOR, or L, was 5.55%, the Term Secured Overnight Financing Rate, or Term SOFR, or S, was 5.27% and the Canadian Dollar Offer Rate, or CDOR, or C was 5.40%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC which has been designated by the Fund’s Board as its valuation designee. The Fund’s current Valuation Policy complies with SEC Rule 2a-5, Good Faith Determinations of Fair Value, and addresses the valuation of investments, fair value hierarchy levels and other significant valuation-related procedures, reporting and recordkeeping. See Note 2 and Note 8 for additional information regarding the fair value of the Fund's financial instruments.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Position or portion thereof unsettled as of June 30, 2023.
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of investments sold short, credit default swap positions, forward foreign currency exchange contracts and options written.
(k)	Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.
(l)	The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment is inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2023, the total market value of Rule 144A securities amounted to $410,915, which represented approximately 31.0% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of June 30, 2023, no securities were rehypothecated by BNP PBIL. The Fund earned $1 of income from rehypothecated securities during the six months ended June 30, 2023.

(p)	Security was on non-accrual status as of June 30, 2023.
(q)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(r)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2023, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2023:

Portfolio Company	Fair Value at December 31, 2022	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2023	Interest Income(3)	Dividend Income(3)
Senior Secured Loans—First Lien
Monitronics International, LLC	$—	$51,757	$—	$—	$—	$51,757	$19	$—
Sungard AS New Holdings III, LLC(5)	468	—	(6,308)	—	5,840	—	—	—
Sungard AS New Holdings III, LLC(6)	2,118	—	(2,118)	—	—	—	—	—
Senior Secured Loans—Second Lien
New Giving Acquisition, Inc.	44,775	68	—	—	213	45,056	2,896	—
Sungard AS New Holdings III, LLC(6)	—	—	(14,729)	—	14,729	—	—	—
Asset Based Finance
BCP Great Lakes II - Series A Holdings LP(4)(7)	—	37,461	(174)	—	440	37,727	2,607	—
Bridge Street CLO I Ltd., Subordinated Notes	24,783	202	(578)	—	(520)	23,887	1,263	—
Bridge Street CLO II Ltd., Subordinated Notes	25,261	82	(423)	—	(650)	24,270	1,736	—
Bridge Street CLO III Ltd., Subordinated Notes.	18,830	172	—	—	2,142	21,144	1,820	—
Equity/Other
Monitronics International, LLC	—	13,517	—	—	6,433	19,950	—	—
New Giving Acquisition, Inc, Common Stock	6,911	—	—	—	35,817	42,728	—	411
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	611	—	—	—	3,166	3,777	—	—
Total	$123,757	$103,259	$(24,330)	$—	$67,610	$270,296	$10,341	$411
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest and dividend income are presented for the full six months ended June 30, 2023.
(4)Security includes a partially unfunded commitment with amortized cost of $1,604 and fair value of $1,598
(5)The Fund held this investment as of June 30, 2023 but it was deemed to be an “unaffiliated person” of the portfolio company as of June 30, 2023. Transfers in or out have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.
(6)The Fund was deemed to be an “unaffiliated person” of the portfolio company during the six months ended June 30, 2023. Transfers in or out have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.
(7)The Fund held this investment as of December 31, 2022 but it was deemed to "control" the portfolio company as of December 31, 2022. Transfers in or out have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2023 (in thousands, except share amounts)

(t)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2023, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2023:

Portfolio Company	Fair Value at December 31, 2022	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2023
Asset Based Finance
BCP Great Lakes II - Series A Holdings LP (3)	$32,234	$—	$(32,438)	$—	$204	$—
Equity/Other
SCM EPIC, LLC, Common Equity	32,430	—	—	—	2,537	34,967
Total	$64,664	$—	$(32,438)	$—	$2,741	$34,967
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(3)The Fund held this investment as of June 30, 2023 but it was deemed to be an “affiliated person” of the portfolio company as of June 30, 2023. Transfers in or out have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2023
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,641,339)	$1,511,218
Non-controlled/affiliated investments (amortized cost—$224,267)	270,296
Controlled/affiliated investments (amortized cost—$35,861)	34,967
Investments, at fair value (amortized cost—$1,901,467)	1,816,481
Cash and cash equivalents(1)	186,658
Restricted cash	250
Foreign currency (cost—$5,305)	5,222
Interest receivable	28,182
Collateral held at broker	53,716
Receivable for investments sold and repaid	26,044
Deferred financing costs	1,527
Prepaid expenses and other assets	107
Total assets	$2,118,187
Liabilities
Payable for investments purchased	$35,255
Credit facilities payable(2)	285,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $230 and $1,569, respectively)(2)	398,201
Investments sold short, at fair value (proceeds—-$51,401)	50,496
Options written, at fair value (premiums received—$6,125)	1,064
Interest expense payable	6,439
Stockholder distributions payable	566
Management fees payable	6,991
Unamortized swap premiums received	242
Incentive fees payable	4,779
Administrative services expense payable	1,018
Accounting and administrative fees payable	342
Professional fees payable	250
Swap income payable	7
Directors’ fees payable	181
Unrealized depreciation on swap contracts	74
Unrealized depreciation on forward foreign currency exchange contracts	136
Other accrued expenses and liabilities	1,889
Total liabilities	$792,930
Net assets	$1,325,257
Commitments and contingencies(3)
Composition of net assets
Common stock, $0.001 par value, unlimited shares authorized, 198,355,867 shares issued and outstanding	$198
Capital in excess of par value	1,666,954
Retained earnings (accumulated deficit)	(341,895)
Net assets	$1,325,257
Net asset value per share of common stock at period end	$6.68
______________
(1)Includes short-term investment in a money market fund of $5,766.
(2)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2023
Investment income
From non-controlled/unaffiliated investments:
Interest income	$98,131
Paid-in-kind interest income	15,047
Fee income	7,041
Dividend income	217
From non-controlled/affiliated investments:
Interest income	10,341
Dividend income	411
Total investment income	131,188
Operating expenses
Management fees	13,782
Incentive fees	8,736
Administrative services expenses	2,237
Accounting and administrative fees	134
Interest expense	21,347
Dividend expense on investments sold short	2,032
Professional fees	261
Directors’ fees	309
Other general and administrative expenses	2,702
Total operating expenses	51,540
Net investment income	79,648
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(89,384)
Net realized gain (loss) on swap contracts	(148)
Net realized gain (loss) on forward foreign currency exchange contracts	(379)
Net realized gain (loss) on foreign currency	(22)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	63,744
Non-controlled/affiliated investments	67,610
Controlled/affiliated investments	2,741
Net change in unrealized appreciation (depreciation) on swap contracts	53
Net change in unrealized appreciation (depreciation) on options written	5,061
Net change in unrealized appreciation (depreciation) on investments sold short	(1,224)
Net change in unrealized gain (loss) on foreign currency	91
Total net realized gain (loss) and unrealized appreciation (depreciation)	48,143
Net increase (decrease) in net assets resulting from operations	$127,791
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations
Net investment income	$79,648	$134,203
Net realized gain (loss)	(89,933)	(53,076)
Net change in unrealized appreciation (depreciation) on investments	134,095	(239,569)
Net change in unrealized appreciation (depreciation) on swap contracts	53	182
Net change in unrealized appreciation (depreciation) on options written	5,061	—
Net change in unrealized appreciation (depreciation) on investments sold short	(1,224)	2,129
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	600
Net change in unrealized gain (loss) on foreign currency	91	(161)
Net increase (decrease) in net assets resulting from operations	127,791	(155,692)

Stockholder distributions(1)
Distributions to stockholders	(58,860)	(101,965)
Net decrease in net assets resulting from stockholder distributions	(58,860)	(101,965)

Capital share transactions(2)
Reinvestment of stockholder distributions	—	24,915
Repurchases of common stock	—	(17,365)
Net increase (decrease) in net assets resulting from capital share transactions	—	7,550
Total increase (decrease) in net assets	68,931	(250,107)
Net assets at beginning of period	1,256,326	1,506,433
Net assets at end of period	$1,325,257	$1,256,326
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of transactions with respect to the Fund’s common stock.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2023
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$127,791
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(333,114)
Paid-in-kind interest	(15,047)
Proceeds from sales and repayments of investments	410,123
Premiums received on swap contracts, net	(395)
Premiums received on options written	6,125
Net realized (gain) loss on investments	89,384
Net change in unrealized (appreciation) depreciation on investments	(134,095)
Net change in unrealized (appreciation) depreciation on swap contracts	(53)
Net change in unrealized (appreciation) depreciation on options written	(5,061)
Net change in unrealized (appreciation) depreciation on investments sold short	1,224
Accretion of discount	(8,217)
Amortization of discount and deferred financing costs	929
(Increase) decrease in collateral held at broker	(871)
(Increase) decrease in receivable for investments sold and repaid	(14,688)
(Increase) decrease in interest receivable	2,024
(Increase) decrease in prepaid expenses and other assets	199
Increase (decrease) in swap income payable	(10)
Increase (decrease) in payable for investments purchased	35,255
Increase (decrease) in interest expense payable(1)	(407)
Increase (decrease) in management fees payable	(530)
Increase (decrease) in incentive fees payable	1,265
Increase (decrease) in administrative services expense payable	520
Increase (decrease) in accounting and administrative fees payable	(203)
Increase (decrease) in professional fees payable	(329)
Increase (decrease) in directors’ fees payable	52
Increase (decrease) in other accrued expenses and liabilities	(3,516)
Net cash provided by (used in) operating activities	158,355
Cash flows from financing activities
Stockholder distributions paid	(58,294)
Net cash provided by (used in) financing activities	(58,294)
Total increase (decrease) in cash, restricted cash and foreign currency(2)	100,061
Cash, restricted cash and foreign currency at beginning of period	92,069
Cash, restricted cash and foreign currency at end of period(3)	$192,130

Supplemental disclosure
Excise taxes paid	$3,553
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2023, the Fund paid interest expense of $20,825 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $83.
(3)Includes cash and foreign currency of $191,880 and restricted cash of $250. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2023	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$6.33	$7.64	$7.30	$7.50	$7.58	$7.51
Results of operations
Net investment income(2)	0.40	0.68	0.56	0.57	0.70	0.69
Net realized gain (loss) and unrealized appreciation (depreciation)	0.25	(1.47)	0.29	(0.22)	(0.21)	(0.07)
Net increase (decrease) in net assets resulting from operations	0.65	(0.79)	0.85	0.35	0.49	0.62
Stockholder Distributions:(3)
Distributions from net investment income	(0.30)	(0.52)	(0.51)	(0.55)	(0.57)	(0.55)
Net decrease in net assets resulting from stockholder distributions	(0.30)	(0.52)	(0.51)	(0.55)	(0.57)	(0.55)
Net asset value, end of period	$6.68	$6.33	$7.64	$7.30	$7.50	$7.58
Market price common stock, end of period	$4.75	$4.71	—	—	—	—
Shares outstanding, end of period	198,355,867	198,355,867	197,137,781	198,572,491	199,244,649	198,727,405
Total return at net asset value(4)(12)	10.42%	(10.69)%	11.90%	5.49%	6.58%	8.29%
Total return at market price(5)(12)	7.51%	7.19%	—	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,325,257	$1,256,326	$1,506,433	$1,449,623	$1,493,802	$1,505,973
Ratio of net investment income to average net assets(6)(7)	12.52%	9.71%	7.32%	8.27%	9.23%	8.79%
Ratio of total operating expenses to average net assets(6)(11)	8.10%	7.53%	5.58%	5.12%	5.21%	4.96%
Ratio of management fee waiver to average net assets(6)	—	—	—	—	—	(0.72)%
Ratio of net operating expenses to average net assets(6)	8.10%	7.53%	5.58%	5.12%	5.21%	4.24%
Portfolio turnover(12)	18%	33%	55%	67%	75%	72%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$285,000	$285,000	$435,000	$385,000	$125,427	$312,133
Asset coverage, per $1,000 of credit facility borrowings(8)(10)	$6,866	$6,630	$5,373	$5,509	$14,417	$6,067
Asset coverage per unit of credit facility borrowings(8)	6.87	6.63	5.37	5.51	14.42	6.07
Total amount of term preferred shares outstanding(10)	$400,000	$400,000	$400,000	$300,000	$200,000	$200,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(9)(10)	$2,856	$2,759	$2,799	$3,096	$5,557	$3,698
Asset coverage per unit of term preferred shares and credit facilities(9)(10)	2.86	2.76	2.80	3.10	5.56	3.70
______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2023 are annualized. Annualized ratios for the six months ended June 30, 2023 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2023.
(7)For the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020. 2019 and 2018, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07% for the year ended December 31, 2018.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(9)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(10)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 have been updated to conform to the presentation of such amounts for the six months ended June 30, 2023.
(11)For the six months ended June 30, 2023 and the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would be 7.93% and 7.27%, respectively.
(12)Data for the six months ended June 30, 2023 is not annualized.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
As of June 30, 2023, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2023 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2022 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2023 are not necessarily indicative of the results that may be expected for the year ending December 31, 2023. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date of the unaudited consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Fund's board of directors, or the Board, is responsible for overseeing the valuation of the Fund's portfolio investments at fair value as determined in good faith pursuant to FS Global Advisor's valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated FS Global Advisor as the party with day-to-day responsibility for implementing the portfolio's valuation process set forth in the Valuation Policy subject to the oversight of the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Global Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility for applying such fair

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Global Advisor as valuation designee on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also intends to invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by FS Global Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to FS Global Advisor in the form of a valuation range;
•FS Global Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•FS Global Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board meets with FS Global Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from FS Global Advisor, provides the Board with a report regarding the quarterly valuation process.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Global Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Global Advisor, or from any approved independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of CLO subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2023, the Fund recognized $1,703 in structuring and upfront fee revenue.
The Fund invests in Collateralized Loan Obligations. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly. In accordance with ASC Topic 325, investments in CLOs are periodically assessed for other-than-temporary impairment, or OTTI. When the Fund determines that a CLO has OTTI, the amortized cost basis of the CLO is written down as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2023, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has recorded a provision for taxes on unrealized gains on investments of $552 for the year ended December 31, 2022 in the Fund's consolidated

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Note 3. Share Transactions
Below is a summary of transactions with respect to shares of the Fund’s common stock during the year ended December 31, 2022:

	Year Ended December 31, 2022

	Shares	Amount
Reinvestment of Distributions	3,546,222	$24,915
Repurchases of Common Stock	(2,328,136)	(17,365)
Net Proceeds from Share Transactions	1,218,086	$7,550
Share Repurchase Program
Historically, in order to provide stockholders with limited liquidity, the Fund conducted quarterly repurchases of common stock. Any offer to repurchase common stock was conducted solely through written tender offer materials mailed to each stockholder.
The Fund’s quarterly repurchases were conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent directors, such repurchases would not have been in the best interests of stockholders or would have violated applicable law. The Board also considered the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common stock and under what terms:
•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);
•the Fund’s investment plans;
•the Fund’s working capital requirements;
•the Fund’s history in repurchasing common stock or portions thereof; and
•the condition of the securities markets.
Historically, the Fund limited the maximum number of shares of common stock to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common stock on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer would not exceed the lesser of (i) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund would offer to repurchase such shares of common stock at a price equal to the NAV per share of common stock in effect on each date of repurchase.
In anticipation of the Fund listing its common stock on the NYSE, the Board suspended the Fund’s share repurchase program effective March 31, 2022. Following the listing of the Fund's common stock on the NYSE, shares of the Fund's common stock are generally only available for purchase and sale in the secondary market at prevailing market prices rather than at net asset value, and the Fund's quarterly tender offers have been permanently suspended.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 3. Share Transactions (continued)
The following table provides information concerning the Fund’s repurchases of common stock pursuant to its share repurchase program during the the year ended December 31, 2022:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2022
December 31, 2021	January 7, 2022	1,096,609	4%	0.56%	$7.63	$8,364
March 31, 2022	May 5, 2022	1,142,974	5%	0.58%	$7.31	8,351
Total		2,239,583				$16,715
Historically, in order to minimize the expense of supporting small accounts and provide additional liquidity to stockholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserved the right to repurchase the shares of and liquidate any investor’s account if the balance of such account was less than the Fund’s $5 minimum investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund would provide or would cause to be provided 30 days’ prior written notice to potentially affected investors, which notice would be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases would be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.
The Fund conducted such repurchases and de minimis account liquidations after the Fund’s quarterly share repurchase offers starting in April 2021. During the year ended December 31, 2022, in connection with its de minimis account liquidations the Fund repurchased 88,553 shares of common stock for aggregate consideration of $650.
During the six months ended June 30, 2023, the administrator for the Fund's DRP purchased 144,928 shares of common stock in the open market at an average price per share of $4.55 (totaling $660) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2023 to August 22, 2023, the administrator for the DRP purchased 233,656 shares of common stock in the open market at an average price per share of $4.99 (totaling $1,166) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
FSH Seed Capital Vehicle I LLC, a wholly-owned subsidiary of the Fund's sponsor, FS Investments, entered into a share purchase plan on June 12, 2023. FSH Seed Capital Vehicle I LLC's plan provides for the purchase of an aggregate dollar value of the Fund's common stock of $8,536 between July 12, 2023 and June 12, 2024. FSH Seed Capital Vehicle I LLC's trading plan was entered into during an open insider trading window and was established to comply with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and the Fund's policies regarding insider transactions. During the six months ended June 30, 2023, shares of common stock were purchased by FSH Seed Capital Vehicle I LLC; however, FSH Seed Capital Vehicle I LLC's purchases were made in open-market transactions, not pursuant to the share purchase plan.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Prior to November 14, 2022, pursuant to the investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, FS Global Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equaled total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance.
On November 14, 2022, the Fund and FS Global Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, FS Global Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the Investment Advisory Agreement, A&R Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2023:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	A&R Investment Advisory Agreement	Management Fee(1)	$13,782
FS Global Advisor	A&R Investment Advisory Agreement	Incentive Fee(2)	$8,736
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$2,237
______________
(1)During the six months ended June 30, 2023, $14,312 in management fees were paid to FS Global Advisor. As of June 30, 2023, $6,991 in management fees were payable to FS Global Advisor.
(2)During the six months ended June 30, 2023, $7,471 in incentive fees were paid to FS Global Advisor. As of June 30, 2023, $4,779 in incentive fees were payable to FS Global Advisor.
(3)During the six months ended June 30, 2023, the Fund paid $1,762 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Exemptive Relief
The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.
Bridge Street CLO I Ltd., Bridge Street CLO II Ltd. and Bridge Street CLO III Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to all of the compensation received by FSSPA from each of Bridge Street CLO I Ltd., Bridge Street CLO II Ltd. and a portion of the compensation received by FSSPA from Bridge Street CLO III Ltd., equal to the Fund's percentage ownership of Bridge Street CLO III Ltd.'s subordinated notes, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.
Bridge Street Warehouse CLO I Ltd., Bridge Street Warehouse CLO II Ltd. and Bridge Street Warehouse CLO III Ltd., collectively, the CLO Warehouses, were wholly owned by the Fund during their respective warehouse phases. During the warehouse phases, the CLO Warehouses financed the majority of their loan purchases using their respective warehouse financing facilities. On the respective CLO issuance dates, the warehouse phases terminated when the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. On such date, the respective CLO Issuer, following a merger with its respective Warehouse, used the proceeds from its note issuance to repay the warehouse financing facility.
The following table presents summary information with respect to the Fund’s related party Warehouse and CLO issuances:

CLO Issuer	Warehouse Name	Warehouse Commencement Date	CLO Issuance Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO I Ltd.	Bridge Street Warehouse CLO I Ltd.	March 13, 2020	January 28, 2021	$353,700	$28,200
Bridge Street CLO II Ltd.	Bridge Street Warehouse CLO II Ltd.	March 29, 2021	September 2, 2021	$355,950	$28,560
Bridge Street CLO III Ltd.	Bridge Street Warehouse CLO III Ltd.	September 10, 2021	December 28, 2022	$349,500	$27,600
Note 5. Distributions
During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund declared and paid cash distributions of $0.30 per share of common stock in the total amount of $58,860 and $0.52 per share of common stock in the total amount of $101,965, respectively.
On June 29, 2023 and August 9, 2023, the Board declared regular monthly cash distributions for July and August 2023, respectively, in the amount of $0.057 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
Historically, the Fund had an “opt in” DRP for its stockholders in which stockholders of the Fund could elect to have their cash distributions reinvested in additional shares of common stock of the Fund. To the extent that stockholders reinvested their cash

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
distributions, the Fund used the proceeds to purchase additional shares of common stock of the Fund. As such, a portion of the cash distributions paid by the Fund would be reinvested in additional shares of common stock of the Fund. On July 14, 2022, the Board adopted an amended and restated distribution reinvestment plan, or the A&R DRP, which became effective as of the date that the Fund's common stock was listed on the NYSE, November 14, 2022, or the Listing Date, and on September 27, 2022, the Board approved the termination of the prior DRP effective October 3, 2022.
Pursuant to the A&R DRP, unless a stockholder specifically elects to receive cash, all distributions declared following the Listing Date will be payable in shares of common stock of the Fund. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period of 180 days following the Listing Date, and accordingly the A&R DRP was suspended through May 15, 2023. On May 16, 2023, the Board approved the reinstatement of the A&R DRP.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2022, the Fund had a long-term capital loss carryover of $257,625 and no short-term capital loss carryover. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,909,502 as of June 30, 2023. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(93,021), which was comprised of gross unrealized appreciation of $79,881 and gross unrealized depreciation of $172,902, as of June 30, 2023.
As of June 30, 2023, the Fund had a gross deferred tax asset of $20,162 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $5,078 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2023, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $15,636. As of June 30, 2023, the Fund had a provision for taxes for FS Global Investments, Inc. of $552 related to the deferred tax liability.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.
If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of June 30, 2023 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$ 136(1)
Credit Risk
Credit default swaps	—	$ 316(2)
Market Risk
Options purchased	$ 1,645(3)	—
Options written	—	$ 1,064(4)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized depreciation on forward foreign currency exchange contracts.
(2)Unamortized swap premiums received and unrealized depreciation on swap contracts.
(3)Investments, at fair value—unaffiliated.
(4)Options written, at fair value.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2023:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(126)	$(126)	—	$126	—
JPMorgan Chase Bank, N.A.	—	$(326)	$(326)	—	$326	—
______________
(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.
The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2023 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ (379)(1)	—
Credit Risk
Credit default swaps	$ (148)(2)	$ 53(3)
Market Risk
Options purchased	—	$ (7,582)(4)
Options written	—	$ 5,061(5)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on forward foreign currency exchange contracts.
(2)Net realized gain (loss) on swap contracts.
(3)Net change in unrealized appreciation (depreciation) on swap contracts.
(4)Net change in unrealized appreciation (depreciation) on investments—unaffiliated.
(5)Net change in unrealized appreciation (depreciation) on options written.
The average notional amounts of forward foreign currency exchange contracts, credit default swaps and options written outstanding during the six months ended June 30, 2023, which are indicative of the volumes of these derivative types, were $24,933, $7,143 and $3,170, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended June 30, 2023 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	5,061
Premiums received on options written	(6,125)
Premiums paid on exit	—
Fair value at end of period	$(1,064)

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2023:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,012,339	$937,169	52%
Senior Secured Loans—Second Lien	182,322	155,954	8%
Senior Secured Bonds	324,614	307,827	17%
Subordinated Debt	117,417	120,890	7%
Asset Based Finance	114,447	107,022	6%
Equity/Other	150,328	187,619	10%
Total	$1,901,467	$1,816,481	100%
Investments Sold Short	$(51,401)	$(50,496)
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2023, the Fund held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held investments in one portfolio company of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (s) and (t) to the unaudited consolidated schedule of investments as of June 30, 2023 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2023, the Fund had two senior secured loan investments with aggregate unfunded commitments of $1,777, one senior secured bond investment with an unfunded commitment of $6,250 and one asset based finance investment with an unfunded commitment of $1,604. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2023:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$50,037	3%
Capital Goods	138,030	8%
Commercial & Professional Services	203,550	11%
Consumer Discretionary Distribution & Retail	117,300	6%
Consumer Durables & Apparel	82,542	5%
Consumer Services	244,771	13%
Consumer Staples Distribution & Retail	19,372	1%
Energy	131,161	7%
Equity Real Estate Investment Trusts (REITs)	12,767	1%
Financial Services	162,135	9%
Food, Beverage & Tobacco	15,986	1%
Health Care Equipment & Services	270,086	15%
Insurance	43,918	2%
Materials	52,153	3%
Pharmaceuticals, Biotechnology & Life Sciences	84,863	5%
Software & Services	64,963	4%
Technology Hardware & Equipment	3,416	0%
Telecommunication Services	37,846	2%
Transportation	81,585	4%
Total	$1,816,481	100%
Purchases and sales of securities during the six months ended June 30, 2023, other than short-term securities and U.S. government obligations, were $333,114 and $410,123, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2023, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$514,943	$422,226	$937,169
Senior Secured Loans—Second Lien	—	88,174	67,780	155,954
Senior Secured Bonds	—	235,544	72,283	307,827
Subordinated Debt	—	120,890	—	120,890
Asset Based Finance	—	—	107,022	107,022
Equity/Other	2,030	31,463	174,076	207,569
Total Investments	2,030	991,014	843,387	1,836,431
Total Assets	$2,030	$991,014	$843,387	$1,836,431

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$50,496	$—	$—	$50,496
Options Written	—	1,064	—	1,064
Forward Foreign Currency Exchange Contracts	—	136	—	136
Credit Default Swaps—Buy Protection	—	316	—	316
Total Liabilities	$50,496	$1,516	$—	$52,012
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated FS Global Advisor, as the Fund's valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board.
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if FS Global Advisor determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
FS Global Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Global Advisor believes that these prices are reliable indicators of fair value. FS Global Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2023:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$491,290	$66,986	$64,300	$125	$106,465	$119,449	$848,615
Accretion of discount (amortization of premium)	3,466	68	64	—	40	87	3,725
Net realized gain (loss)	21	(14,729)	—	(125)	(1,136)	(2,320)	(18,289)
Net change in unrealized appreciation (depreciation)	4,937	15,455	5,690	—	2,862	49,976	78,920
Purchases	419	—	20	—	5,438	13,518	19,395
Paid-in-kind interest	6,652	—	2,209	—	—	2,834	11,695
Sales and repayments	(84,559)	—	—	—	(6,647)	(9,468)	(100,674)
Fair value at end of period	$422,226	$67,780	$72,283	$—	$107,022	$174,076	$843,387
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$7,261	$726	$5,690	$—	$1,770	$49,007	$64,454
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2023 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$380,866	Market Comparables	Market Yield (%)	8.3%-22.3%	14.4%
			EBITDA Multiples (x)	1.5x-2.0x	1.8x
	41,360	Other(2)
Senior Secured Loans—Second Lien	67,780	Market Comparables	Market Yield (%)	12.2%-16.8%	12.6%
			EBITDA Multiples (x)	8.8x-9.3x	9.0x
Senior Secured Bonds	72,283	Market Comparables	Market Yield (%)	16.6%-41.4%	21.7%
Asset Based Finance	107,022	Discounted Cash Flow	Discount Rate (%)	13.5%-16.5%	15.3%
Equity/Other	117,456	Market Comparables	Market Yield (%)	17.0%-32.8%	18.9%
			EBITDA Multiples (x)	4.9x-11.5x	6.3x
	34,967	Discounted Cash Flow	Discount Rate (%)	14.9%	14.9%
	21,653	Other(2)
Total	$843,387
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2023:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	S+1.30%	$—	$200,000	March 26, 2024(4)
Blair Funding Facility(1)	Revolving Credit Facility	L+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility(1)	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred Shares—Floating Rate(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023(6)
Series 2023 Term Preferred Shares—Fixed Rate(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023(6)
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Total			$685,000	$265,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)LIBOR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2023, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of June 30, 2023, the fair value of the Series 2023 Term Preferred Shares—Floating Rate, Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares was approximately $45,321, $55,270, $50,134, $50,750, $105,259 and $97,861, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
(6)The Fund redeemed in full the Series 2023 Term Preferred Shares—Floating Rate and Series 2023 Term Preferred Shares—Fixed Rate on August 1, 2023.
For the six months ended June 30, 2023, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$261	$—	$261
Blair Funding Facility	10,980	518	11,498
Series 2023 Term Preferred Shares—Floating Rate	1,542	47	1,589
Series 2023 Term Preferred Shares—Fixed Rate	1,325	52	1,377
Series 2025 Term Preferred Shares	1,122	71	1,193
Series 2025-2 Term Preferred Shares	1,000	71	1,071
Series 2026 Term Preferred Shares	2,713	58	2,771
Series 2027 Term Preferred Shares	1,475	112	1,587
Total	$20,418	$929	$21,347
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2023 were $685,000 and 5.78%, respectively. As of June 30, 2023, the Fund’s weighted average effective interest rate on borrowings was 6.10%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, subsequently amended through the eighth amendment dated as of January 25, 2023, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of Term SOFR, plus 1.30% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, or the PB Agreement, with BNP PBIL. Under the terms of the PB Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of June 30, 2023, no securities were rehypothecated and Bucks Funding received income in the amount of $1 during the six months ended June 30, 2023.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2023, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.
Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0.0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2023, $1,527 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of June 30, 2023, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares and the Series 2027 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of June 30, 2023:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2023—Floating Rate(1)	L+1.85%	August 9, 2018	August 1, 2023	August 1, 2019
Series 2023—Fixed Rate(1)	4.818%	August 9, 2018	August 1, 2023	August 1, 2019
Series 2025	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
______________
(1)As of June 30, 2023, the Fund had not opted to early redeem the Series 2023 Term Preferred Shares—Floating Rate and Series 2023 Term Preferred Shares—Fixed Rate. The shares were redeemed on August 1, 2023.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2023, FS Global Advisor has determined that the fair value of the Series 2023 Term Preferred Shares—Floating Rate, Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares was approximately $45,321,

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
$55,270, $50,134, $50,750, $105,259 and $97,861, respectively. Fair value was obtained using quotations from an approved independent third-party pricing service. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of June 30, 2023, $398,201 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $230 and $1,569, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2023, $1,569 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund’s audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2022.
Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guaranty that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
(iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, or Rule 18f-4, providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
LIBOR Risk: The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR or SOFR. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements backed by Treasury securities. Prohibitions and requirements with respect to floating rate benchmarks may adversely affect the value of floating-rate debt securities in our portfolio. While SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is not possible to predict whether SOFR will ultimately prevail in the market as the definitive replacement for LIBOR. The transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. All of the aforementioned may adversely affect the Fund's performance or NAV.
Control Share Acquisitions: The Fund is subject to the Maryland Control Share Acquisition Act, or the MCSAA, as reflected in the Bylaws of the Fund. Pursuant to the Fund's Bylaws, the MCSAA does not apply to the voting rights of any person acquiring shares of any class or series of stock of the Fund other than common stock. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions, and in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
through financial intermediaries. Additionally, on June 29, 2023, a stockholder of the Fund, who did not hold any control shares as of June 27, 2023, filed a complaint in federal district court seeking to invalidate the application of the MCSAA to the Fund. There can be no assurance as to the outcome of this matter or as to the ultimate resolution as to the general application of the 1940 Act to state control share statutes, including the MCSAA.
Pandemic Risk: In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Economic Downturn or Recession: Many of the Fund's investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
Russia/Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the recent outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption, instability and volatility in global markets and commodity prices, economies and industries that could negatively impact the Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.
Market Price of Common Stock: Common stock of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their common stock within a relatively short period after the Listing Date, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the stock.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 12. Redomiciling and Conversion to Maryland Corporation
On March 23, 2022, FS Global Credit Opportunities Fund, a Delaware statutory trust, or FSGCO, completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp., or the Succeeding Entity, and such conversion, the Conversion.
In connection with the Conversion, the Fund filed (a) a Certificate of Conversion with the Delaware Secretary of State, (b) Articles of Conversion with the Maryland State Department of Assessments and Taxation, and (c) Articles of Incorporation with the Maryland State Department of Assessments and Taxation, and each became immediately effective.
FS Global Advisor continues to serve as the Fund’s investment adviser following the Conversion. There were no changes to the Fund’s investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund as a result of the Conversion.
In the Conversion, each issued and outstanding common share of beneficial interest of FSGCO were automatically converted into one share of common stock of the Succeeding Entity. Each issued and outstanding Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of FSGCO were automatically converted into one Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of the Succeeding Entity, respectively.
There was no tax impact to the Fund or its stockholders as a direct result of the Conversion.
Following the Conversion, the rights of the Fund’s stockholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Fund and the Fund is subject to the Maryland Control Share Acquisition Act as reflected in the Bylaws of the Fund.
Note 13. Subsequent Events
On August 1, 2023, the Fund redeemed the Series 2023 Term Preferred Shares—Floating Rate and Series 2023 Term Preferred Shares—Fixed Rate in the amount of $45,000 and $55,000, respectively.
On August 18, 2023, Blair Funding entered into a first amendment to the Blair Funding Facility with Barclays to amend the interest rate benchmark on borrowings thereunder from LIBOR to Term SOFR. Interest remains payable quarterly in arrears.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Annual Meeting of Stockholders
On July 21, 2023, the Fund held its Annual Meeting of Stockholders, or the Annual Meeting, for stockholders of record as of May 17, 2023. Stockholders were asked to consider and act upon the following proposal to elect two directors to the Fund's Board of Directors as outlined below:
Class I Directors to serve until the 2026 Annual Meeting of Stockholders
Barbara J. Fouss and Walter W Buckley, III
All director nominees listed in the proposal were elected by the Fund's stockholders at the Annual Meeting.
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Historically, the Fund had an “opt in” DRP pursuant to which the Fund’s stockholders could elect to have the full amount of their cash distributions reinvested in additional shares of common stock of the Fund. If a stockholder did not elect to participate in the Fund’s prior DRP, the stockholder would automatically receive any distributions the Fund declared in cash.
On September 27, 2022, the Board approved the termination of the Fund’s prior DRP, effective as of October 3, 2022. On July 14, 2022, the Board adopted the A&R DRP, which became effective as of the Listing Date. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period of 180 days following the Listing Date, and accordingly the A&R DRP was suspended during that period. On May 16, 2023, the Board approved the reinstatement of the A&R DRP.
Pursuant to the A&R DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the A&R DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the A&R DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the A&R DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the A&R DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the A&R DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the A&R DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the A&R DRP. A stockholder may terminate its account under the A&R DRP by notifying the plan administrator in writing. All correspondence concerning the A&R DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the A&R DRP by request to the plan administrator or by contacting the Fund.
Board of Directors - New Directors
On February 22, 2023, the Board appointed Ms. Della Clark and Mr. Keith Bethel as new independent members of the Board and as members of the Board's Nominating and Corporate Governance Committee. As independent directors, Ms. Clark and Mr. Bethel are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser and are each “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual.

www.fsinvestments.com	SAN23-FSCO
© 2023 FS Investments

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

**Important Fund Report(s) Now Available Online and In Print by Request.**

Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fsco-reports/

FS Credit Opportunities Corp

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

**1-877-628-8575**

**www.fsinvestments.com/edelivery**

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Item 2.    Code of Ethics.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2023 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable.
Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 8.    Portfolio Managers of Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)As of the date of filing of this Semi-Annual Report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s most recently filed annual report on Form N-CSR for the fiscal year ended December 31, 2022.
Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
    Except as set forth below, purchases were made during the reporting period by or on behalf of the Fund, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended of shares of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
The following table provides information concerning FSH Seed Capital Vehicle I LLC, a wholly-owned subsidiary of FS Investments, purchases of the Fund’s common stock, par value $0.001 per share (“common stock”), during the six months ended June 30, 2023. All amounts are in thousands, except share and per share amounts.
AFFILIATED PURCHASER PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
May 1 to May 31, 2023	78,000	$4.48	—	$9,651
June 1 to June 30, 2023	243,821	4.59	—	$8,536
Total	321,821	$4.56	—
____________________
(1)All shares of common stock were purchased by FSH Seed Capital Vehicle I LLC, a wholly-owned subsidiary of the Fund's sponsor, FS Investments, under a trading plan. FSH Seed Capital Vehicle I LLC’s plan provides for the purchase of an aggregate dollar value of the Fund's shares of common stock of $8,536 between July 12, 2023 and June 12, 2024. FSH Seed Capital Vehicle I LLC’s trading plan was entered into during an open insider trading window and was established to comply with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and the Fund’s policies regarding insider transactions. During the six months ended June 30, 2023, all shares of common stock were purchased by FSH Seed Capital Vehicle I LLC; however, FSH Seed Capital Vehicle I LLC's purchases were made in open-market transactions, not pursuant to the share purchase plan.
Item 10.    Submission of Matters to a Vote of Security Holders.
    There were no material changes to the procedures by which the Fund’s stockholders may recommend nominees to the Fund’s board of directors during the period covered by this Semi-Annual Report on Form N-CSR.
Item 11.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 13.    Exhibits.
(a)(1)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(3)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(4)    Not applicable to this Semi-Annual Report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 22, 2023

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 22, 2023